                                                                  EXHIBIT 10.2.2

                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT

     SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of March 31, 2000 (the "Amendment Date"), is among MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower ("Borrower"); the Guarantors; SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"); and the Lenders a party hereto.

                                    RECITALS:

     A. The Borrower; the Administrative Agent; Bankers Trust Company, as Arranger and Syndication Agent; Lehman Commercial Paper Inc., as Arranger and Documentation Agent; Wells Fargo Bank, National Association, as Documentation Agent; and the Lenders are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of August 3, 1998 (the "Original Credit Agreement"), as amended by that certain First Amendment to Second Amended and Restated Senior Secured Credit Agreement, dated as of March 3, 1999 (the Original Credit Agreement, as so amended, being referred to herein as the "Amended Credit Agreement").

     B. The parties hereto desire to amend the Amended Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Amended Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on April 14, 2000 (the "Termination Date") the following conditions precedent have been satisfied:

          a.   Documentation. The Documentation Agent shall have received
               -------------
     counterparts of this Amendment executed by the Borrower, the Guarantors and the Super Required Lenders.

          b.   Representations and Warranties. The representations and
               ------------------------------
     warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

          c.  No Default  No Default or Event of Default shall exist as of
              ----------
     either the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still
                                  --------
be obligated to reimburse Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

     3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Amended Credit Agreement, as amended by this Amendment.

     4. From and after the Amendment Date to the Conversion Date, Section 7.04 of the Credit Agreement is deleted in its entirety and replaced with the following:

          "Section 7.04 Leverage Ratio. The Parent shall not on any date permit
                        --------------
     the Leverage Ratio to exceed (a) prior to January 1, 2000, 5.5 to 1.0, (b) from January 1, 2000 through June 30, 2001, 5.30 to 1.0, (c) from July 1, 2001 through June 30, 2002, 5.0 to 1.0, and (d) on and after July 1, 2002,
     4.5 to 1.0."

On the Conversion Date, the new Section 7.04 of the Credit Agreement set forth in this Amendment shall be deleted in its entirety and replaced with the original Section 7.04 of the Original Credit Agreement.

     5. From and after the Amendment Date, Section 7.02 of the Credit Agreement is deleted in its entirety and replaced with the following:

          "Section 7.02 Fixed Charge Coverage Ratio. The Parent shall maintain
                        ---------------------------
     at the end of each Rolling Period (a) for the Rolling Periods ending on September 30, 1998 through March 31, 1999, a Fixed Charge Coverage Ratio of not less than 1.85 to 1.0, (b) for the Rolling Periods ending on June 30, 1999 through December 31, 2001. a Fixed Charge Coverage Ratio of not less than 2.00 to 1.0, (c) for any Rolling Period thereafter, a Fixed Charge Coverage Ratio of not less than 1.80 to 1.0."

     6. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Banks and the Agents that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change and (b) no Default or Event of Default exists as of the Amendment Date.

     7. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

     Executed as of the Amendment Date.

                                    BORROWER:
                                    ---------

                                    MERISTAR HOSPITALITY OPERATING
                                    PARTNERSHIP, L.P.


                                    By: MeriStar Hospitality Corporation, its
                                        general partner

                                    By: /s/ John Emery
                                        -------------------------------------
                                    Name:____________________________________
                                    Title:  Chief Financial Officer
                                           ----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                        JOINDER, CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantor dated August 3, 1998 remains in full force and effect and that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Joinder, Consent and Ratification is dated as of the date of the Amendment.

                           GUARANTORS:


                           MERISTAR HOSPITALITY
                           CORPORATION, a Maryland corporation


                           By:    /s/ John Emery
                              ------------------------------------
                           Name:
                                ----------------------------------
                           Title:  Chief Financial Officer
                                 ---------------------------------


                           MERISTAR LP, INC., a Nevada corporation


                           By:    /s/ John Emery
                              ------------------------------------
                           Name:
                                ----------------------------------
                           Title:  Chief Financial Officer
                                 ---------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                                   MERISTAR ACQUISITION COMPANY, L.L.C., a
                                   Delaware limited liability company


                              By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                                   By:  MeriStar Hospitality Corporation, its
                                        general partner


                                        By: /s/ John Emery
                                            ----------------------------------
                                        Name:_________________________________

                                        Title:  Chief Financial Officer
                                              --------------------------------

                              AGH UPREIT LLC, a Delaware limited liability company


                              By:  MeriStar Hospitality Corporation, member


                                   By: /s/ John Emery
                                       ----------------------------------
                                   Name:_________________________________

                                   Title  Chief Financial Officer
                                        --------------------------------

                              By: MeriStar Hospitality Operating Partnership, L.P., member


                                   By:  MeriStar Hospitality
                                        Corporation, general partner


                                        By: /s/ John Emery
                                           -----------------------------------
                                        Name:_________________________________

                                        Title:  Chief Financial Officer
                                              --------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                      MERISTAR SANIBEL INN COMPANY, L.L.C.
                      MERISTAR MARCO ISLAND COMPANY, L.L.C.
                      MERISTAR SAFETY HARBOR COMPANY, L.L.C.
                      MERISTAR SUNDIAL BEACH COMPANY, L.L.C.
                      MERISTAR SS PLANTATION COMPANY, L.L.C.
                      MERISTAR SHIRLEY'S PARCEL COMPANY, L.L.C.
                      MERISTAR SEASIDE INN COMPANY, L.L.C.
                      MERISTAR SANIBEL BEACH COMPANY, L.L.C.
                      MERISTAR PLANTATION SHOPPING CENTER COMPANY, L.L.C. MERISTAR SONG OF THE SEA COMPANY, L.L.C.
                      MERISTAR SANIBEL GOLF COMPANY, L.L.C., each of the above being a Delaware limited liability company


                      By: /s/ John Emery
                         -----------------------------------------------------
                      Name:
                           ---------------------------------------------------
                      Title:  Chief Financial Officer
                            --------------------------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                 EQUISTAR SOMERSET COMPANY, L.L.C.
                 EQUISTAR SCHAUMBURG COMPANY, L.L.C.
                 EQUISTAR BELLEVUE COMPANY, L.L.C.
                 EQUISTAR CHARLOTTE COMPANY, L.L.C.
                 EQUISTAR CLEVELAND COMPANY, L.L.C.
                 EQUISTAR LATHAM COMPANY, L.L.C.
                 EQUISTAR VIRGINIA COMPANY, L.L.C.
                 EQUISTAR BALLSTON COMPANY, L.L.C.
                 EQUISTAR ATLANTA GP COMPANY, L.L.C.
                 EQUISTAR ATLANTA LP COMPANY, L.L.C.
                 CAPSTAR WASHINGTON COMPANY, L.L.C.
                 CAPSTAR SANTA BARBARA COMPANY, L.L.C.
                 CAPSTAR C.S. COMPANY, L.L.C.
                 CAPSTAR SAN PEDRO COMPANY, L.L.C.
                 CAPSTAR CHERRY HILL COMPANY, L.L.C.
                 CAPSTAR FRAZER COMPANY, L.L.C.
                 CAPSTAR KC COMPANY, L.L.C.
                 CAPSTAR CATHEDRAL CITY COMPANY, L.L.C.
                 CAPSTAR NATIONAL AIRPORT COMPANY, L.L.C.
                 CAPSTAR GEORGETOWN COMPANY, L.L.C.
                 CAPSTAR JEKYLL COMPANY, L.L.C.
                 CAPSTAR DETROIT AIRPORT COMPANY, L.L.C.
                 CAPSTAR TUCSON COMPANY, L.L.C.
                 CAPSTAR HARTFORD COMPANY, L.L.C.
                 CAPSTAR CROSS KEYS COMPANY, L.L.C.
                 CAPSTAR ROLAND PARK COMPANY, L.L.C.
                 CAPSTAR COLUMBIA COMPANY, L.L.C.
                 CAPSTAR OKLAHOMA CITY COMPANY, L.L.C.
                 CAPSTAR LAJV COMPANY, L.L.C.
                 CAPSTAR LEXINGTON COMPANY, L.L.C.
                 CAPSTAR MESA COMPANY, L.L.C.
                 CAPSTAR MORRISTOWN COMPANY, L.L.C.
                 CAPSTAR WINDSOR LOCKS COMPANY, L.L.C.
                 CAPSTAR FORRESTAL COMPANY, L.L.C.
                 CAPSTAR LOUISVILLE COMPANY, L.L.C., each of the above being a Delaware limited liability company


                 By: MeriStar Hospitality Operating Partnership, a Delaware
                     limited partnership, member


                     By:  MeriStar Hospitality Corporation, its general partner


                          By: /s/ John Emery
                             ---------------------------------
                          Name:
                               -------------------------------
                          Title: Chief Financial Officer
                                ------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                 CAPSTAR HOUSTON SW PARTNERS, L.P.
                 CAPSTAR MOCKINGBIRD PARTNERS, L.P.
                 CAPSTAR DALLAS PARTNERS, L.P., each of the above being a Delaware limited partnership

                 CAPSTAR MEDALLION DALLAS PARTNERS, L.P.
                 CAPSTAR MEDALLION AUSTIN PARTNERS, L.P.
                 CAPSTAR MEDALLION HOUSTON PARTNERS, L.P.
                 CAPSTAR MEDALLION MIDLAND PARTNERS, L.P., each of the above being a Delaware limited partnership


                 By: MeriStar Hospitality Operating Partnership, a Delaware
                     limited partnership, general partner


                     By: MeriStar Hospitality Corporation, its general partner


                         By: /s/ John Emery
                            ----------------------------------

                         Name:________________________________

                         Title:  Chief Financial Officer
                               -------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                             HOTEL COLUMBIA COMPANY, a Maryland general partnership


                             By: CapStar Columbia Company, a Delaware limited liability company, partner


                                  By:  MeriStar Hospitality Operating
                                       Partnership, a Delaware limited
                                       partnership, member


                                       By:  MeriStar Hospitality Corporation,
                                            its general partner


                                            By: /s/ John Emery
                                               ---------------------------
                                            Name:_________________________
                                            Title: Chief Financial Officer
                                                  ------------------------

                             By:  CapStar Roland Park Company, L.L.C., a
                                  Delaware limited liability company, partner


                                  By:  MeriStar Hospitality Operating
                                       Partnership, a Delaware limited
                                       partnership, member


                                       By:  MeriStar Hospitality Corporation,
                                            its general partner


                                            By: /s/ John Emery
                                               ---------------------------
                                            Name:_________________________
                                            Title: Chief Financial Officer
                                                  ------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT]

                 BCHI ACQUISITION, LLC,
                 a Delaware limited liability company


                 By:  AGH UPREIT LLC, member


                      By:  MeriStar Hospitality
                           Corporation, member


                           By:  /s/ John Emery
                              --------------------------------
                           Name:
                                ------------------------------
                           Title: Chief Financial Officer
                                 -----------------------------


                      By:  MeriStar Hospitality Operating Partnership, L.P.,
                           member


                           By:  MeriStar Hospitality Corporation,
                                general partner

                           By:   /s/ John Emery
                              --------------------------------
                           Name:
                                ------------------------------
                           Title: Chief Financial Officer
                                 -----------------------------


                 By:  MeriStar Hospitality Operating Partnership, L.P., member


                      By:  MeriStar Hospitality Corporation, general partner


                           By:    /s/ John Emery
                              --------------------------------
                           Name:
                                ------------------------------
                           Title: Chief Financial Officer
                                 -----------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                         3100 GLENDALE JOINT VENTURE,
                         an Ohio general partnership


                         By:  AGH UPREIT LLC, partner


                              By:  MeriStar Hospitality
                                   Corporation, member


                                   By:   /s/ John Emery
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title: Chief Financial Officer
                                         -----------------------------


                              By: MeriStar Hospitality Operating Partnership, L.P., member


                                   By:  MeriStar Hospitality
                                        Corporation, general partner


                                        By:  /s/ John Emery
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title: Chief Financial Officer
                                              ------------------------


                         By: MeriStar Hospitality Operating Partnership, L.P., partner


                              By:  MeriStar Hospitality
                                   Corporation, general partner


                                   By:   /s/ John Emery
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title: Chief Financial Officer
                                         -----------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                           MT. ARLINGTON NEW JERSEY, LLC,
                           a Delaware limited partnership

                           MDV LIMITED PARTNERSHIP,
                           a Texas limited partnership

                           183 HOTEL ASSOCIATES, LTD.,
                           a Texas limited partnership

                           RICHMOND WILLIAMSBURG ASSOCIATES, LTD.,
                           a Texas limited partnership

                           LAKE BUENA VISTA PARTNERS, LTD.,
                           a Florida limited partnership

                           COCOA BEACH HOTELS, LTD.,
                           a Florida limited partnership

                           DURHAM I-85 LIMITED
                           PARTNERSHIP, a Delaware limited
                           partnership


                           By:  AGH UPREIT LLC, general partner


                                By:  MeriStar Hospitality Corporation, member


                                     By:  /s/ John Emery
                                        ----------------------------------------
                                     Name:______________________________________

                                     Title: Chief Financial Officer
                                           -------------------------------------

                                By: MeriStar Hospitality Operating Partnership, L.P., member


                                     By:  MeriStar Hospitality
                                          Corporation, general partner


                                          By: /s/ John Emery
                                             -----------------------------------
                                          Name:_________________________________

                                          Title: Chief Financial Officer
                                                --------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR
 SECURED CREDIT AGREEMENT]

                 75 ARLINGTON HEIGHTS LIMITED PARTNERSHIP, L.P., a Delaware limited partnership

                 By: AGH Arlington Heights LLC, a Delaware limited liability company, general partner

                      By:  MeriStar Hospitality Operating Partnership, L.P.,
                            member

                           By:  MeriStar Hospitality
                                Corporation, general partner

                                By: /s/ John Emery
                                   ---------------------------------------------
                                Name:
                                     ___________________________________________
                                Title:  Chief Financial Officer
                                      ------------------------------------------

                 AGH 75 ARLINGTON HEIGHTS LLC, a Delaware limited liability company

                 By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                      By:  MeriStar Hospitality Corporation, its general partner

                           By: /s/ John Emery
                              --------------------------------
                           Name:
                                ______________________________
                           Title: Chief Financial Officer
                                 -----------------------------

                 AGH PSS I, Inc., a Delaware corporation

                 By: /s/ John Emery
                    ------------------------------------------
                 Name:
                      ________________________________________
                 Title:   Chief Financial Officer
                       ---------------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR
 UNSECURED CREDIT AGREEMENT]

                                LENDER:

                                        Am South Bank
                                ------------------------------------

                                By:     /s/ Arthur J. Sharbel, III
                                   ---------------------------------
                                Name:       Arthur J. Sharbel, III
                                     -------------------------------
                                Title:      Vice President
                                      ------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR
 UNSECURED CREDIT AGREEMENT]


                                LENDER:

                                Bank Leumi USA
                                ----------------------------------------

                                By: /s/ Charles C. D'Amico
                                   ------------------------------------
                                Name: Charles C. D'Amico
                                     ----------------------------------
                                Title: Vice President
                                      ---------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                    LENDER:


                                    THE BANK OF NOVA SCOTIA, acting through
                                    its San Francisco Agency


                                    By: /s/ Abid Gilani
                                       ---------------------------
                                    Name:   Abid Gilani
                                          ------------------------
                                    Title:  Director
                                           -----------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR
 UNSECURED CREDIT AGREEMENT]


                                LENDER


                                Fleet National Bank
                                --------------------------------


                                By: /s/ Lori Y. Litow
                                   -----------------------------
                                Name: Lori Y. Litow
                                     ---------------------------
                                Title: Vice President
                                      --------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                                       LENDER:

                                         Bank One, NA
                                       ----------------------------------------

                                       By: /s/ Dennis J. Redpath
                                          -------------------------------------
                                       Name:   DENNIS J. REDPATH
                                            -----------------------------------
                                       Title: FIRST VICE PRESIDENT
                                             ----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                      BANKERS TRUST COMPANY, individually and as Arranger and Syndication Agent



                                      By: /s/ Laura S. Burwick
                                          --------------------------------------
                                      Name:   Laura S. Burwick
                                            ------------------------------------
                                      Title:  Principal
                                             -----------------------------------

                                     CIBC World Markets

                                     By:  /s/ Dean J. Decker
                                          -----------------------
                                              Dean J. Decker
                                              Executive Director
                                              CIBC World Markets Corp,. AS AGENT

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                            LENDER:

                                                Citicorp Real Estate, Inc.
                                            -----------------------------

                                            By: /s/ Michael Chlopak
                                              ---------------------------
                                            Name:  Michael Chlopak
                                                -------------------------
                                            Title: Vice President
                                                 ------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                   LENDER:  Dresdner Bank AG, NY Branch and
                                   Grand Cayman Branches

                                   ________________________________________

                                   By: /s/ Michael Seton   /s/ David Sarner
                                      -------------------------------------
                                   Name:   MICHAEL SETON       DAVID SARNER
                                        -----------------------------------
                                   Title:  VICE PRESIDENT   ASSISTANT TREASURER
                                         ---------------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]




                                   LENDER:  Erste Bank


                                   /s/ Paul Judicke
                                   -----------------------------------------


                                   By:   Paul Judicke
                                      --------------------------------------
                                   Name: Vice President
                                        ------------------------------------
                                   Title: Erste Bank New York Branch
                                         -----------------------------------

                                            /s/ John S. Runnion
                                                JOHN S. RUNNION
                                                FIRST VICE PRESIDENT

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                    LENDER:

                                      First American Bank Texas, S.S.B.
                                    -----------------------------------

                                    By:     /s/ David A. Barr
                                       --------------------------------
                                    Name:       David A. Barr
                                         ------------------------------
                                    Title:      Vice President
                                           ----------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                        LENDER:

                                         GENERAL ELECTRIC CAPITAL CORPORATION
                                        ----------------------------------------

                                        By: /s/ Karl Kiefer
                                           -------------------------------------
                                        Name:   KARL KIEFFER
                                             -----------------------------------
                                        Title:  DULY AUTHORIZED SIGNATORY
                                              ----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                        SOCIETE GENERALE, SOUTHWEST
                                        AGENCY, individually and as Arranger
                                        and Administrative Agent



                                        By: /s/ Huvishka Ali
                                           ---------------------------------
                                        Name:   Huvishka Ali
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                            LENDER:


                                            BANK OF AMERICA, N.A.


                                            BY: /s/ ANSEL MCDOWELL
                                               ---------------------------------
                                            NAME:   ANSEL MCDOWELL
                                                 -------------------------------
                                            TITLE:  VICE PRESIDENT
                                                  ------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION, individually and as
                                            Documentation Agent



                                            By: /s/ James A. McCartney
                                               ---------------------------------
                                            Name:   James A. McCartney
                                                 -------------------------------
                                            Title:  Vice President
                                                  ------------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                            SOUTHTRUST BANK, N.A.


                                            By: /s/ Robert M. Searson
                                               ---------------------------------
                                            Name:  ROBERT M. SEARSON
                                                 -------------------------------
                                            Title:  VICE PRESIDENT
                                                  ------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                     LENDER:


                                     FIRST COMMERCIAL BANK
                                     --------------------------------


                                     By: /s/ Bruce Ju
                                        -----------------------------
                                     Name:   BRUCE JU
                                          ---------------------------
                                     Title: DEPUTY GENERAL MANAGER
                                           --------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                     LENDER:

                                      CypressTree Investment Partners I, Ltd.
                                      By: CypressTree Investment Management
                                      Company, Inc, as Portfolio Manager


                                      By: /s/ Jonathan D. Sharkey
                                         ---------------------------------------
                                      Name:     JONATHAN D. SHARKEY
                                           -------------------------------------
                                      Title:   PRINCIPAL
                                            ------------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                     LENDER:

                                      CypressTree Investment Partners II, Ltd.
                                      By: CypressTree Investment Management
                                      Company, Inc, as Portfolio Manager


                                      By: /s/ Jonathan D. Sharkey
                                         ---------------------------------------
                                      Name:     JONATHAN D. SHARKEY
                                           -------------------------------------
                                      Title:   PRINCIPAL
                                            ------------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                     LENDER:

                                      CypressTree Investment Fund, LLC
                                      By: CypressTree Investment Management
                                      Company, Inc. its Managing Member


                                      By: /s/ Jonathan D. Sharkey
                                         ---------------------------------------
                                      Name:     JONATHAN D. SHARKEY
                                           -------------------------------------
                                      Title:         PRINCIPAL
                                            ------------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                        LENDER:

                         CypressTree Investment Management Company, Inc.
                         As: Attorney-in-Fact and on Behalf of First
                         Allmerica Financial Life Insurance Company as Portfolio Manager

                                By: /s/ Jonathan D. Sharkey
                                   ---------------------------------------
                                Name:     JONATHAN D. SHARKEY
                                     -------------------------------------
                                Title:         PRINCIPAL
                                      ------------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                   LENDER

                                   Morgan Stanley Dean Witter Prime Income Trust
                                   ---------------------------------------------



                                   By:  /s/ Peter Gewirtz
                                        -----------------------------------
                                   Name:    Peter Gewirtz
                                         ----------------------------------
                                   Title:   Vice President
                                          ---------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                               ML CLO XIX STERLING (CAYMAN) LTD.

                               By:   Sterling Asset Manager, L.L.C.,
                                     As its investment Advisor

                                     By:     /s/ Louis A. Fistecher
                                        ----------------------------
                                     Name:       Louis A. Fistecher
                                           -------------------------
                                     Title: Executive Vice President
                                            ------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                                LENDER:

                                                Mountain Capital CLO I Ltd.
                                                --------------------------------

                                                By: /s/ Darren P. Riley
                                                    ----------------------------
                                                Name:   Darren P. Riley
                                                      --------------------------
                                                Title:  Director
                                                       -------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                         LENDER:


                                         Kemper Floating Rate Fund
                                         ----------------------------------

                                    By: /s/ Jonathan W. Trutter
                                        -----------------------------------
                                    Name: JONATHAN W. TRUTTER
                                          ---------------------------------
                                    Title:     MD
                                           --------------------------------

                                       OLYMPIC FUNDING TRUST, SERIES 1999-1
                                       as Lender


                                       /s/ Kelly C. Walker
                                       -------------------------------------
                                       Kelly C. Walker
                                       Authorized Agent

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                     LENDER:



                                     HARCH CLD I Ltd.
                                     -----------------------------


                                     By: /s/ Michael E. Lewitt
                                        --------------------------
                                     Name:   Michael E. Lewitt
                                          ------------------------
                                     Title:  AUTHORIZED SIGNATORY
                                           -----------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]




                                        LENDER:


                                        CARAVELLE INVESTMENT FUND, L.L.C.
                                        --------------------------------------
                                        By: CARAVELLE ADVISORS, L.L.C.


                                        By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                        Name:   [ILLEGIBLE]
                                             ---------------------------------
                                        Title:  M.D.
                                              --------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                               LENDER:

                               ELC (Cayman) LTD. 1999-III
                               --------------------------

                               By:      /s/ John W. Stelwagor
                                   --------------------------
                               Name:        John W. Stelwagor
                                     ------------------------
                               Title:       Director
                                      -----------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                                KZH CRESCENT LLC

                                                By:   /s/ Susan Lee
                                                   -----------------------------
                                                Name:     Susan Lee
                                                     ---------------------------
                                                Title:   Authorized Agent
                                                      --------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                                KZH CRESCENT-2 LLC

                                                By:   /s/ Susan Lee
                                                   -----------------------------
                                                Name:     Susan Lee
                                                     ---------------------------
                                                Title:   Authorized Agent
                                                      --------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                               KZH CRESCENT 3 LLC


                                               By: /s/ Susan Lee
                                                  ------------------------------
                                               Name:   Susan Lee
                                                    ----------------------------
                                               Title:   Authorized Agent
                                                     ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                               KZH ING-2 LLC


                                               By: /s/ Susan Lee
                                                  ------------------------------
                                               Name:   Susan Lee
                                                    ----------------------------
                                               Title:   Authorized Agent
                                                     ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                               KZH PONDVIEW LLC


                                               By: /s/ Susan Lee
                                                  ------------------------------
                                               Name:   Susan Lee
                                                    ----------------------------
                                               Title:   Authorized Agent
                                                     ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                        KZH RIVERSIDE LLC



                                        By:   /s/ Susan Lee
                                           -------------------------------------
                                        Name:     Susan Lee
                                             -----------------------------------
                                        Title:     Authorized Agent
                                              ----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                        KZH III LLC



                                        By:   /s/ Susan Lee
                                           -------------------------------------
                                        Name:     Susan Lee
                                             -----------------------------------
                                        Title:    Authorized Agent
                                              ----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                   LENDER

                                   OASIS COLLATERALIZED HIGH INCOM PORTFOLIOS-I, LTD.

                                   By: INVESCO Senior Secured Management, Inc., as Sub-Advisor



                                        By:   /s/ Anne M. McCarthy
                                           -------------------------------------
                                        Name:     Anne M. McCarthy
                                        Title:    Authorized Signatory

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                   LENDER

                                   AMARA-2 FINANCE, LTD.

                                   By: INVESCO Senior Secured Management, Inc., as Sub-Advisor



                                        By:   /s/ Anne M. McCarthy
                                           -------------------------------------
                                        Name:     Anne M. McCarthy
                                        Title:    Authorized Signatory

[SIGNATURE PAGE OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                        LENDER:

                                        AMARA-I FINANCE, LTD.

                                        By:  INVESCO Senior Secured Management,
                                             Inc., as Sub-Advisor


                                             By: /s/ Anne M. McCarthy
                                                ------------------------------
                                             Name:
                                             Title:  Anne M. McCarthy
                                                     Authorized Signatory